THIRD AMENDMENT TO PLAN AND AGREEMENT OF MERGER

      This is an Amendment to that certain Plan and Agreement of Merger ("Agreement of Merger") by and between Fidelity Holdings, Inc., a Nevada Corporation ("Fidelity"), Major Automotive Group, Inc., a New York Corporation (the "Merging Corporation"), Major Acquisition Corp., a New York Corporation (the "Surviving Corporation") and Bruce Bendell(the "Shareholder of the Merging Corporation").

                                   BACKGROUND

      A. The Merger Agreement was executed by all parties on or about April 21,1997.

      B. Article 1.2 of the Merger Agreement set a closing date (the "Closing Date") on or before One Hundred Twenty (120) days from the execution of the Merger Agreement unless such time period was mutually extended.

      C. By amendment effective August 1, 1997, the parties hereto mutually extended the Closing Date One Hundred Twenty (120) days from August 1,1997.

      D. By second amendment effective November 20, 1997, the parties hereto mutually extended the closing date One Hundred Twenty (120) days from November 20, 1997.

      E. The parties hereto have agreed that it is in their best interest to once again mutually extend the closing date to a time and date mutually agreed upon but in no event beyond One Hundred Twenty (120) days from the effective date of this amendment, unless further extended by mutual consent.

      NOW, THEREFORE, with the foregoing recital paragraphs incorporated herein by this reference, and for other good and valuable consideration acknowledged to have been exchanged and received, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1

                            EXTENSION OF CLOSING DATE

      The closing of the transaction contemplated by the Merger Agreement (the "Closing") shall occur on a mutually agreed upon date at the offices of Fidelity, which date shall be not more than One Hundred Twenty (120) days from March 20, 1998 unless mutually extended.

                                    ARTICLE 2

                       SURVIVAL OF MERGER AGREEMENT TERMS

      All of the terms, conditions, liabilities, limitations and obligations set forth in the Merger Agreement, except as expressly amended in this Agreement, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective the 20th day of March 1998.

                                              Fidelity Holdings, Inc.


                                              /s/ Doron Cohen
                                              ----------------------------------
                                              By: Doron Cohen, President


                                              Major Automotive Group, Inc.


                                              /s/ Bruce Bendel
                                              ----------------------------------
                                              By: Bruce Bendell, President


                                              Major Acquisition Corp.


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              By: Bruce Bendell, President


                                              As to Article 2
                                              Major Chevrolet, Inc.


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              By: Bruce Bendell, President

                                              As to Article 2
                                              Major Dodge, Inc.


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              By: Bruce Bendell, President


                                              As to Article 2
                                              Major Subaru, Inc.


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              By: Bruce Bendell, President


                                              As to Article 2
                                              Major Chrysler, Plymouth, Jeep,
                                              Eagle, Inc.


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              By: Bruce Bendell, President


                                              /s/ Bruce Bendell
                                              ----------------------------------
                                              Bruce Bendell